UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2011

AMERICAN DENTAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-23363	04-3297858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices,

Including Zip Code)

Registrant’s telephone number, including area code: (781) 224-0880

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about the performance of American Dental Partners, Inc. (the “Company”). For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. There are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, many of which are beyond the Company’s control, including the risk factors disclosed previously and from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent the Company’s estimate only as of the date of this filing and should not be relied upon as representing the Company’s estimate as of any subsequent date. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2011, the Compensation Committee of the Company’s Board of Directors established 2011 performance targets for the Company’s executive officers under the Company’s Executive Bonus Program. Targeted bonus amounts range from 25% to 100% of annual base salaries for executive officers.

The Compensation Committee established the primary quantitative performance objective as achievement of a target based upon adjusted earnings from operations (“Adjusted EFO”) of the Company compared to the Company’s annual operating plan for 2011 as approved by the Board (the “2011 Plan”). Adjusted EFO will be calculated as actual EFO, adjusted to exclude (a) stock option expense and (b) losses from the de novo offices for any of the Company’s affiliated dental groups that are started in 2011.

The bonuses for some executive officers are tied solely to the Adjusted EFO Target. For each executive officer who does not have his entire bonus tied to the Adjusted EFO Target, the balance of the bonus will be based upon achievement of one or more individual annual performance objectives (“APOs”).

For the portion of the bonus for each executive officer that is tied to the Adjusted EFO Target, that officer may earn a percentage of that portion of his bonus determined pursuant to the following table:

% of 2011 Plan	% of That Portion
Adjusted EFO Achieved	of Bonus Earned
less than 80%	0%
at least 80%, but less than 85%	50.0%
at least 85%, but less than 90%	75.0%
at least 90%, but less than 95%	90.0%
at least 95%, but less than 100%	95.0%
at least 100%, but less than 105%	100.0%
at least 105%, but less than 110%	105.0%
at least 110%, but less than 111%	106.5%
at least 111%, but less than 112%	108.0%
at least 112%, but less than 113%	109.5%
at least 113%, but less than 114%	111.0%
at least 114%, but less than 115%	112.5%
at least 115%, but less than 116%	114.0%
at least 116%, but less than 117%	115.5%
at least 117%, but less than 118%	117.0%
at least 118%, but less than 119%	118.5%
119% or above	120.0%

If the Company’s actual Adjusted EFO for 2011 is more than 100% of the 2011 Plan Adjusted EFO, then the portion of each officer’s bonus that is tied to achievement of APOs will be increased by the same percentage as the portion tied to the Company’s Adjusted EFO.

The additional parameters for the respective executive officers’ bonuses are as follows:

•

The entire bonus of Gregory A. Serrao, Chairman, President and Chief Executive Officer of the Company, will be based upon the Company’s achievement of the 2011 Adjusted EFO Target. Mr. Serrao’s potential bonus is equal to 100% of his base salary.

•

The entire bonus of Michael J. Vaughan, Executive Vice President and Chief Operating Officer of the Company, will be based upon the Company’s achievement of the 2011 Adjusted EFO Target. Mr. Vaughan’s potential bonus is equal to 80% of his base salary.

•

One half of the bonus of Breht T. Feigh, Executive Vice President, Chief Financial Officer and Treasurer of the Company, will be based upon the Company’s achievement of the 2011 Adjusted EFO Target. The other half may be awarded based upon achievement of individual APOs established by the Chief Executive Officer. Mr. Feigh’s potential bonus is equal to 80% of his base salary.

•

One half of the bonus of Mark W. Vargo, Vice President and Chief Accounting Officer of the Company, will be based upon the Company’s achievement of the 2011 Adjusted EFO Target. The other half may be awarded based upon achievement of individual APOs established by the Chief Financial Officer. Mr. Vargo’s potential bonus is equal to 25% of his base salary.

The Compensation Committee may consider other factors in awarding bonuses and may, in its discretion, award bonuses in greater or lesser amounts than those determined pursuant to the targets and other parameters set forth above.

On March 31, 2011, the Compensation Committee approved the form of nonqualified stock option agreement to be entered into with certain participants, including Michael J. Vaughan, which provides for the continued vesting and exercisability of stock options upon qualified retirement. The form of stock option agreement is filed herewith.

On March 31, 2011, the Compensation Committee awarded Performance Shares, as defined in the Company’s Amended 2005 Equity Incentive Plan, as amended (the “Plan”) to certain officers, including Messrs. Vaughan and Feigh (the “Participants”), who each were awarded 27,000 Performance Shares. The Performance Shares will vest based, in part, upon achievement of annual performance goals (the “Performance Goals”) during the three-calendar year period ending December 31, 2013 (the “Performance Period”). If a Performance Goal is not achieved, then the portion of that Participant’s Performance Shares tied to that Performance Goal will be forfeited. Even if a Performance Goal is achieved, the Performance Shares tied to achievement of that Performance Goal will still be subject to potential forfeiture as more fully described below.

In general, the Performance Goals relate to (1) successfully supporting the affiliated practices with certain growth objectives, specifically to include development of de novo dental facilities and development of information systems, support staff and business processes to support specialty care services, and (2) increases in the Company’s earnings per share. The Company will measure achievement of the first set of performance goals based upon the revenue of the new offices and growth in revenue associated with specialty dental services.

Each Participant will be prohibited from transferring any performance shares (other than upon death by will or the laws of decent and distribution) during the Performance Period and the one-year period immediately following the Performance Period (collectively, the “Restricted Period”). In addition to possible forfeiture of Performance Shares for failure to achieve a Performance Goal, if a Participant’s employment with the Company terminates, other than as a result of death or disability (as defined in the Plan by reference to the Internal Revenue Code), during the Restricted Period, then all of that Participant’s Performance Shares will be forfeited unless otherwise determined by the Compensation Committee at the time as permitted by the Plan.

The form of performance share award agreement is filed herewith.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits relating to Item 5.02 are filed herewith:

10.1	Form of Nonqualified Stock Option Agreement for Amended 2005 Equity Incentive Plan with Qualified Retirement Provision.

10.2	Form of Performance Share Award Agreement for Amended 2005 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.
(Registrant)

April 6, 2011	/s/ Mark W. Vargo
Mark W. Vargo
Vice President and Chief Accounting Officer
(principal accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Nonqualified Stock Option Agreement for Amended 2005 Equity Incentive Plan with Qualified Retirement Provision.

10.2	Form of Performance Share Award Agreement for Amended 2005 Equity Incentive Plan.